Exhibit 32.1

CERTIFICATION PURSUANT TO

18 USC, SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Realco International Inc. (the “Company”) on Form 10-Q for the six month period ended June 30, 2015, as filed with the Securities and Exchange Commission on the August 13, 2015 (the “Report”), the undersigned, in the capacities and on the date indicated below, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

1.     The Report fully complies with the requirements of Rule 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 14, 2015

By: s/ Jay Lasky

Jay Lasky, Chief Executive Officer and

Chief Financial Officer